UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2017

mLight Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-169805	27-3436055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1205, 1A Building, Shenzhen Software Industry Base, Xuefu Rd, Nanshan District, Shenzhen, Guangdong Province, China	518005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: + 86-755-26412816

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Effective at the close of business of July 11, 2017, mLight Tech, Inc., a Florida corporation ("MLGT"), completed its previously announced merger (the "Merger") with and into CX Network, Group, Inc., a Nevada corporation ("CX"), with CX as the surviving corporation that operates under the name “CX Network Group, Inc.”(the “Name Change”), pursuant to an agreement and plan of merger (the "Merger Agreement") dated July 3, 2017.

Pursuant to the Merger Agreement, immediately after the effective time of the Merger, the Company’s corporate existence is governed by the laws of the State of Nevada and the Articles of Incorporation and bylaws of CX (the “Domicile Change”), and each outstanding share of MLGT’s common stock, par value $0.0001 per share was converted into 0.0667 outstanding share of common stock of CX, par value $0.0001 per share (the “Reverse Stock Split”).

In connection with the Name Change, Domicile Change, and Reverse Stock Split, the Financial Industry Regulatory Authority has assigned the Company a new stock symbol, MLGTD. The Name Change, Reverse Stock Split and Domicile Change will take effect at the open of business on July 12, 2017. The new symbol will be MLGTD. The “D” will be removed in 20 business days and the symbol will change to CXKJ.

MLGT filed the articles of Merger to change its name to CX Network Group, Inc., re-domicile to Nevada through the Merger, and to implement the Reverse Split with the Florida Secretary Of State, effective on July 11, 2017. CX filed the articles of Merger with the Nevada Secretary of State to effect the Merger on July 11, 2017.

The new CUSIP number is 12672T 108. Current stock certificates may be exchanged for new certificates by contacting the Company’s transfer agent:

VStock Transfer, LLC

18 Lafayette Place

Woodmere, New York 11598

Phone: (212) 828-8436

Facsimile: (646) 536-3179

www.VStockTransfer.com

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger (incorporated by reference to Exhibit 2.1 to the registrant’s current report on Form 8-K filed on July 6, 2017)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MLIGHT TECH, INC.

Dated: July 12, 2017	By:	/s/ Huibin Su
Huibin Su
Chief Executive Officer

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